UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): February 3, 2006

ITT EDUCATIONAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana	46032-1404

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

ITT Educational Services, Inc.’s (the “Company”) Consolidated Statements of Cash Flows for the three months and years ended December 31, 2005 and 2004 (unaudited) are shown in Exhibit 99.1 to this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

The Company hereby furnishes the information set forth in its Consolidated Statements of Cash Flows for the three months and years ended December 31, 2005 and 2004 (unaudited), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit, the Company furnished in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

99.1	Consolidated Statements of Cash Flows for the three months and years ended December 31, 2005 and 2004 (unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2006

ITT Educational Services, Inc.

By:	/s/ Clark D. Elwood
Name: Clark D. Elwood
Title: Senior Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Consolidated Statements of Cash Flows for the three months and years ended December 31, 2005 and 2004 (unaudited).

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